SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                           ---------------------------


                        Date of Report (Date of earliest
                         event reported): April 30, 2003



                          THE ST. PAUL COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Minnesota                     001-10898                   41-0518860
  --------------------        ------------------------       -------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)



385 Washington St., St. Paul, MN                              55102
-----------------------------------------                   --------
(Address of principal executive offices)                   (Zip Code)


                                 (651) 310-7911
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)




                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item 9.  Regulation FD Disclosure and Results of Operations and
         Financial Condition.

The St. Paul Companies, Inc. today issued a press release announcing its consolidated financial results for the quarter ended March 31, 2003. Pursuant to Item 12 of Form 8-K, a copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K.








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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE ST. PAUL COMPANIES, INC.



                                             By: /s/ Bruce A. Backberg
                                                -------------------------------
                                                Bruce A. Backberg
                                                Senior Vice President and
                                                Corporate Secretary


Date: April 30, 2003






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

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Press Release of The St. Paul Companies, Inc. dated
                   April 30, 2003.